UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 22, 2026

Willow Lane Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43126	37-2213855
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 West 57th Street, Suite 415 New York, New York	10107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 565-3861

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-fourth of one redeemable warrant	WLIIU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	WLII	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	WLIIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

On June 22, 2026, the board of directors (the “Board”) of Willow Lane Acquisition Corp. II, a Cayman Islands exempted company (the “Company”), appointed Joseph Samuels to serve as a Class I director on the Board, effective immediately.

Joseph Samuels, 51, has served as founder and Chief Executive Officer of Islet Management, LP since January 2018. Prior to founding Islet, Mr. Samuels was a Partner at Och-Ziff Capital Management from December 2003 to July 2016, where he served as Co-Head of the U.S. Equity Business and Head of Trading, and was a member of the Portfolio Management Committee, the Risk Committee, and the Managing Director Committee. Before joining Och-Ziff, Mr. Samuels worked at Pequot and, prior to that, worked at Merrill Lynch. Mr. Samuels received a BA in Economics from Rutgers College.

There are no family relationships between Mr. Samuels and any director or executive officer of the Company. There are no transactions between the Company and Mr. Samuels that are subject to disclosure under Item 404(a) of Regulation S-K.

In connection with the appointment of Joseph Samuels to the Board, the Company entered into a joinder to the letter agreement and indemnity agreement with Mr. Samuels, on substantially the same terms as the form of letter agreement and form of indemnity agreement previously entered into by and between the Company and each of its other officers and directors in connection with the Company’s initial public offering. The form of the Company’s letter agreement is included as Exhibit 10.5 to the Company’s Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on February 19, 2026. The form of the Company’s indemnity agreement is included as Exhibit 10.7 to the Company’s Current Report on Form 8-K filed by the Company with the SEC on February 19, 2026.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLOW LANE ACQUISITION CORP. II

	By:	/s/ B. Luke Weil
	Name:	B. Luke Weil
	Title:	Chief Executive Officer

Dated: June 26, 2026

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